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INDEPENDENT AUDITORS' CONSENT


Board of Directors and Contract Holders
ReliaStar Life Insurance Company of New York
    Variable Annuity Funds P and Q for the USA Plan

We consent to the incorporation by reference in this Post-effective Amendment No. 13 to Registration Statement on Form N-4 (File No. 33-11489) of ReliaStar Life Insurance Company of New York Variable Annuity Funds P and Q for the USA Plan filed under the Securities Act of 1933 and Amendment No. 17 to the Registration Statement filed under the Investment Company Act of 1940, respectively, of our report dated February 20, 1998 on the audit of the financial statements of ReliaStar Life Insurance Company of New York Variable Annuity Funds P and Q as of December 31, 1997 and for the two years then ended, and the use of our report dated March 26, 1998, on the audit of the financial statements of ReliaStar Life Insurance Company of New York, formerly known as ReliaStar Bankers Security Life Insurance Company, as of December 31, 1997 and for the two years then ended, appearing in the Statement of Additional Information of such Registration Statement.

We also consent to the references to us under the headings "Custodian and Accountants" and "Financial Statements" appearing in the Statement of Additional Information which is part of such Registration Statement.


/s/ Deloitte & Touche LLP




Minneapolis, Minnesota
April 21, 1998